UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) Of The

Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): January 23, 2012

ACME PACKET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33041	04-3526641
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Crosby Drive

Bedford, Massachusetts 01730

(Address of principal executive offices) (Zip Code)

(781) 328-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 23, 2012, the Board of Directors of Acme Packet, Inc. (the “Company”) approved an amendment, effective immediately, to the Second Amended and Restated By-laws of the Company (the “By-laws”) to Section 2.5 of Article II and Section 3.2 of Article III to provide that (i) in uncontested elections, the directors are elected by a majority of the votes cast and (ii) in elections that are not uncontested, the directors are elected by a plurality of votes cast.

The foregoing description of the amendments to the Company’s By-laws is qualified in its entirety by reference to the By-laws, as amended, the full text of which is filed as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

3.1	Second Amended and Restated By-Laws of Acme Packet, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2012

Acme Packet, Inc.

By:	/s/ Peter J. Minihane

	Name:	Peter J. Minihane

	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

3.1	Second Amended and Restated By-Laws of Acme Packet, Inc.